SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2009

ASTEA INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road
Horsham, Pennsylvania  19044
(Address of principal executive offices, including zip code)

(215) 682-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 2.02.                                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 15, 2009 Astea International Inc. (the “Registrant”) issued a press release announcing the results for its first quarter 2009, which are set forth in the press release in an Exhibit hereto.

ITEM 9.01.                                FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.                                                DESCRIPTION OF EXHIBIT

99.1	News Release disseminated on May 15, 2009 by the Registrant announcing the financial results for its first quarter 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEA INTERNATIONAL INC.

By:	/s/ Rick Etskovitz
Rick Etskovitz
Chief Financial Officer

Dated:  May 15, 2009